Exhibit 10.8
Execution Version
AMENDMENT TO CREDIT AGREEMENT

This Amendment to Credit Agreement (this “Amendment”) is made as of June 17, 2025, by and among BABCOCK & WILCOX ENTERPRISES, INC., a Delaware corporation (the “Borrower”), the Persons named on Schedule I hereto (the “Guarantors”), B. Riley Financial, Inc. (the “Specified Guarantor”), the LENDERS party hereto, and AXOS BANK, as Administrative Agent (collectively, the “Parties”).
Reference is made to (i) that certain Credit Agreement, dated as of January 18, 2024 (as amended, modified, extended, restated, renewed, replaced, or supplemented from time to time, the “Credit Agreement”, and capitalized terms used in this Amendment shall have the respective meanings assigned to such terms in the Credit Agreement unless otherwise defined herein), among the Borrower, the Guarantors, the Lenders party thereto from time to time, and Axos Bank, as Administrative Agent and (ii) that certain Guaranty, dated as of January 18, 2024 (as amended, modified, extended, restated, renewed, replaced, or supplemented from time to time, the “Specified Guaranty”), by the Specified Guarantor in favor of the Secured Parties.
In consideration of the mutual covenants and benefits to be derived herefrom, the Parties agree that, notwithstanding any requirements under the Credit Agreement requiring the execution, delivery or maintenance of the Specified Guaranty, effective as of the date hereof until January 1, 2027, the Specified Guaranty is hereby suspended in all respects and the Specified Guarantor has no obligations under the Specified Guaranty until January 1, 2027. On January 1, 2027, the Specified Guaranty shall automatically and without action by an party come back into full force and effect, including with respect to any obligations owed on such date. .

[SIGNATURE PAGES FOLLOW]

4928-5552-6734 v.4

IN WITNESS WHEREOF, the parties have hereunto caused this Amendment to be executed and their seals to be hereto affixed as of the date first above written.
BABCOCK & WILCOX ENTERPRISES, INC., as Borrower

By:    /s/ Rodney E. Carlson_________________
Name:    Rodney E. Carlson
Title:    Treasurer

AMERICON EQUIPMENT SERVICES, INC.
AMERICON, LLC
BABCOCK & WILCOX CONSTRUCTION CO., LLC
BABCOCK & WILCOX EQUITY INVESTMENTS, LLC
BABCOCK & WILCOX HOLDINGS, LLC
BABCOCK & WILCOX INTERNATIONAL SALES AND SERVICE CORPORATION
BABCOCK & WILCOX INTERNATIONAL, INC.
THE BABCOCK & WILCOX COMPANY
BABCOCK & WILCOX TECHNOLOGY, LLC
DIAMOND OPERATING CO., INC.
DIAMOND POWER CHINA HOLDINGS, INC.
DIAMOND POWER EQUITY INVESTMENTS, INC.
DIAMOND POWER INTERNATIONAL, LLC
SOFCO – EFS HOLDINGS LLC
BABCOCK & WILCOX SPIG, INC.
BABCOCK & WILCOX CANADA CORP.
BABCOCK & WILCOX NEW ENERGY HOLDINGS, LLC
BABCOCK & WILCOX SOLAR ENERGY, INC.
BABCOCK & WILCOX CHANUTE, LLC
BABCOCK & WILCOX FPS INC.,
BABCOCK & WILCOX DEVELOPMENTS, LLC
MASSILLON NG2H, LLC
WYOMING C2H, LLC
MOUNTAINEER C2H, LLC
BAYOU B2H, LLC,
as Guarantors

By:    /s/ Rodney E. Carlson ________
Name:    Rodney E. Carlson
Title:    Treasurer

Signature Page to Amendment to Credit Agreement

B. RILEY FINANCIAL, INC.,
as Specified Guarantor

By:    _/s/Bryant Riley__________________
Name:    Bryant Riley
Title:     Co-CEO

Signature Page to Amendment to Credit Agreement

AXOS BANK, as Administrative Agent and a Lender

By:    /s/Gregory Garrabrants_________________
Name:    Gregory Garrabrants
Title:    CEO

Signature Page to Amendment to Credit Agreement

Schedule I

Guarantors

Americon Equipment Services, Inc.
Americon, LLC
Babcock & Wilcox Construction Co., LLC
Babcock & Wilcox Equity Investments, LLC
Babcock & Wilcox Holdings, LLC
Babcock & Wilcox International Sales and Service Corporation
Babcock & Wilcox International, Inc.
The Babcock & Wilcox Company
Babcock & Wilcox Technology, LLC
Diamond Operating Co., Inc.
Diamond Power China Holdings, Inc.
Diamond Power Equity Investments, Inc.
Diamond Power International, LLC
Sofco – EFS Holdings LLC
Babcock & Wilcox SPIG, Inc.
Babcock & Wilcox Canada Corp.
Babcock & Wilcox New Energy Holdings, LLC
Babcock & Wilcox Solar Energy, Inc.
Babcock & Wilcox Chanute, LLC
Babcock & Wilcox FPS Inc.
Babcock & Wilcox Developments, LLC
Massillon NG2H, LLC
Wyoming C2H, LLC
Mountaineer C2H, LLC
Bayou B2H, LLC